PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 4:            PROPERTY AND EQUIPMENT, NET

	December 31,
	2013	2014
Cost:
Computers and peripheral equipment	$8,123	$11,596
Office furniture and equipment	100	2,397
Leasehold improvements	118	5,937

Total cost	8,341	19,930
Less: accumulated depreciation	6,152	7,750

Property and equipment, net	$2,189	$12,180

Depreciation expenses from continued operations totaled $1,871, $2,110 and $2,674, for the years ended December 31, 2012, 2013 and 2014, respectively. Depreciation expenses from discontinued operations totaled $379 and $460, for the years 2012 and 2013, respectively.

In connection with the restructuring plan in November 2014 (see Note 14), the Company impaired leasehold improvements in the amount of $632 relating to office space that will no longer be in use. Such impairment is included in impairment and restructuring charges in the statement of income.